UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 1, 2017

GREENHOUSE SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-54759	45-2094634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8400 E. Crescent Pkwy., Suite 600, Greenwood Village, CO  80111

(Address of Principal Executive Offices) (Zip Code)

(970) 439-1905

Registrant's telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Changes in Registrant’s Certifying Accountant

(a)   Prior independent registered public accounting firm

On November 1, 2017, the Board of Directors of GreenHouse Solutions (the “Company”) approved the dismissal of B F Borgers CPA PC (“BFB”) as the Company’s independent registered public accounting firm.

BFB’s report on the Company’s financial statements for the years ended March 31, 2015 and 2016 contained an explanatory paragraph which noted that there was substantial doubt as to the Company’s ability to continue as a going concern due to a lack of cash, significant losses incurred and ongoing requirements for additional capital investments. Other than the foregoing, the reports contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and the subsequent interim period preceding its dismissal November 1, 2017, there were:

(i)   no disagreements with BFB on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BFB, would have caused it to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements of the Company; and

(ii)   no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided BFB with a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (“SEC”) and requested BFB to furnish to the Company a letter addressed to the SEC stating that it agrees with the statements made above. A copy of BFB’s letter dated November 1, 2017 is attached as Exhibit 16.1 to this Form 8-K.

(b)   New independent registered public accounting firm

On November 1, 2017, the Board approved the engagement of M&K CPAS, PLLC (“MK”) as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2017.

During the Company’s five most recent fiscal years and the subsequent interim period preceding its engagement, neither the Company nor anyone on its behalf consulted MK regarding either:

(i)   the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that MK concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)   any matter that was the subject of a disagreement or reportable event as defined in Item 304(a)(1)(iv) of Regulation S-K and Item 304(a)(1)(v), respectively.

In approving the selection of MK as the Company’s independent registered public accounting firm, the Board considered any services previously provided by MK and concluded that such services would not adversely affect the independence of MK.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Exhibit Description
16.1	Letter of BFB dated November 1, 2017 to the SEC regarding statements included in this Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GREENHOUSE SOLUTIONS, INC.

Date: November 1, 2017	By:	/s/ Rik J. Deitsch
	Name:	Rik J. Deitsch
	Title:	Chief Executive Officer/Director

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EXHIBIT INDEX

Exhibit No.	Exhibit Description
16.1	Letter of BFB dated November 1, 2017 to the SEC regarding statements included in this Form 8-K.

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